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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2007
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)
80 South Main Street, Hanover, New Hampshire 03755 (Address of principal executive offices)
(603) 640-2200 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On May 16, 2007, White Mountains Insurance Group, Ltd. issued a press release announcing that its wholly-owned subsidiary, White Mountains Re Group, Ltd., intends to offer and sell 250,000 fixed/floating perpetual non-cumulative preference shares, liquidation preference $1,000 per share, in an offering exempt from the registration requirements of the Securities Act of 1933, as amended.

The press release furnished herewith is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d)
Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

99.1
Press Release dated May 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: May 16, 2007	By:	/s/ J. BRIAN PALMER J. Brian Palmer Chief Accounting Officer

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EXHIBIT INDEX
SIGNATURES